UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2024

OCEAN BIOMEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (401) 444-7375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountants

Appointment of New Independent Registered Public Accounting Firm

On December 17, 2024, the Audit Committee approved the engagement of Berkowitz Pollack Brant (“BPB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. During the Company’s two most recent fiscal years ended December 31, 2023 and 2022, and during the interim period through December 17, 2024, neither the Company nor anyone acting on its behalf consulted with BPB regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2024

OCEAN BIOMEDICAL, INC.

By:	/s/ Jolie Kahn
Jolie Kahn
Chief Financial Officer